UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System 155 Federal St., Suite 700, Boston, MA 02110 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Report to Stockholders.

Annual Report December 31, 2021 BRTNX

February 15, 2022

Dear Fellow Shareholders:

On December 31, 2021, the S&P 500 was 50% higher than it stood two years earlier. Did the long-term prospects of corporate America improve by 50%? Did we become 50% smarter, 50% more creative, 50% more productive, 50% better governed, 50% more secure? That seems hard to believe. Optimism is high, interest rates are low, and multiples are at levels rarely seen since the dotcom era.

Our portfolio is not immune. We are shareholders in immense enterprises that collectively employ millions of people. These people worked very hard over the past year to improve our businesses. Did they really improve them by 28%? Probably not. We must be seeing some exuberance.

That said, for better or worse we have stayed away from the deep end of companies with ambitious valuations. Each of our portfolio companies is profitable, cash-generative, earns a useful return on its invested capital, and trades for a price that appears reasonable. Alphabet, for example, is one of the most successful companies of all time, continues to increase its earnings by more than 20% per year, and trades for about the average multiple of the entire S&P 500. We think our collection of businesses at these prices is going to set us up well for the coming years.

Returns as of December 31, 2021(A)

	4th		Annualized	Annualized	Annualized	Annualized
	Quarter	1 Year	3 Years	5 Years	10 Years	Since Inception
Bretton Fund	11.14%	27.76%	23.33%	16.80%	13.70%	13.45%
S&P 500 Index(B)	11.03%	28.71%	26.07%	18.47%	16.55%	15.84%

Calendar Year Total Returns(A)	Bretton Fund	S&P 500 Index(B)
2021	27.76%	28.71%
2020	8.44%	18.40%
2019	35.39%	31.49%
2018	-1.94%	-4.38%
2017	18.19%	21.83%
2016	10.68%	11.96%
2015	-6.59%	1.38%
2014	9.79%	13.69%
2013	26.53%	32.39%
2012	15.66%	16.00%
2011	7.90%	2.11%
9/30/10–12/31/10	6.13%	10.76%
Cumulative Since Inception	313.54%	423.15%

(A) All returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the US stock market, as determined by Standard & Poor’s, and captures approximately 80% coverage of available market capitalization.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end at http://brettonfund.com or by calling 800.231.2901.

All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. The fund’s expense ratio is 1.35% (effective January 1, 2020).The fund’s principal underwriter is Rafferty Capital Markets, LLC.

4th Quarter
The largest contributor to performance in the quarter was Union Pacific, which added 1.4% . UnitedHealth added 1.3% and AutoZone 1.2% . All three announced strong earnings.

Canadian Pacific was the main detractor, which took 0.4% away from performance. JPMorgan and American Express each took off 0.1% as financials underperformed in the quarter.

Contributors to Performance for 2021
On top of a big 2020, Google’s stock price put up another big year, which added 5.6% to the fund. AutoZone, after a tepid 2020, rebounded strongly to add 3.1% to the fund. And Microsoft, benefitting from some of the same industry dynamics as Google, added 2.4% .

The stock with the largest negative impact was new holding Dream Finders Homes, which took off 0.9% . As a small, newly public company in a cyclical industry, its stock price is going to be a bit more volatile than our typical holding. Ross Stores had a negative impact of 0.3% .

Taxes
The fund issued a long-term capital gain dividend of $0.346742 per share to shareholders on December 17, which amounted to 0.6% of the fund’s NAV. The fund continues to have very low tax impact, in big part due to its low turnover.

Portfolio

Security	% of Net Assets
Alphabet, Inc.	12.2%
AutoZone, Inc.	6.2%
Microsoft Corporation	6.0%
Union Pacific Corp.	5.7%
NVR, Inc.	5.4%
UnitedHealth Group Incorporated	5.4%
S&P Global, Inc.	5.2%
Bank of America Corp.	5.2%
American Express Co.	5.1%
The Progressive Corporation	5.1%
MasterCard, Inc.	5.0%
Visa, Inc.	4.9%

JPMorgan Chase & Co.	4.9%
The TJX Companies Inc.	4.2%
Ross Stores, Inc.	3.7%
Dream Finders Homes, Inc.	3.6%
Berkshire Hathaway, Inc.	3.3%
PerkinElmer, Inc.	3.3%
Canadian Pacific Railway Limited	2.8%
Armanino Foods of Distinction, Inc.	1.2%
Cash*	1.6%

* Cash represents cash and other assets in excess of liabilities.

Technology
As a reminder, Google’s advertising business got hit in the early days of the pandemic when travel and other sectors pulled their ads as they tried to figure out what was happening. Advertising as a whole came rushing back at the end of 2020, and that momentum kept going into 2021. Revenue increased 41% and earnings per share almost doubled. As one of the largest companies in the world, with revenue of $250 billion, these kind of growth numbers are incredible. We feel lucky to have been part of the ride. When we first bought our shares in 2015, Google—since renamed Alphabet—had already been public for 11 years. Our initial purchase price of $627 was many times greater than its $85 IPO price. Lots of investors felt most of the growth had already been had. With its stock at $2,894, it’s tempting to say the same thing, yet its core business shows no sign of slowing down. Plus, its cloud computing business is just getting up to speed and is likely to be as profitable for Google as it is for Microsoft and Amazon. Amazingly, we think the stock is still cheap despite being up 65% last year.

After a decade-plus of sleepy growth—and a sleepier stock price—Microsoft is in the middle of a bona fide renaissance thanks to the explosion of cloud computing. Corporate IT departments spent decades buying and maintaining their own servers, networking equipment, and software, all to be able to run core functions of their businesses. It was expensive, time-consuming, and worst of all, susceptible to failure and hackers. Now, companies are turning to Microsoft and other cloud computing services to do this work for them. Corporations large and small are jumping full bore into cloud computing, and we’re still in the early days of this transition. Powered by this growth, Microsoft’s revenue increased 15% last year and earnings per share by 34%. The stock returned 55%.

After a long run of outperformance, the stock prices of Mastercard and Visa had a weak year, with Mastercard up 1% and Visa flat. Some of it was gravity; no stock can outperform every year. And some of it was over concerns about the core business. Ever since Visa and Mastercard reached ubiquity decades ago, merchants and competitors have been trying to figure out ways around them. The European Payments Initiative (EPI) launched with the idea of uniting 20 eurozone banks in a new payments system; in the US, the Federal Reserve is in the early stages of developing its own payments system, FedNow. The stock market fell in love with “Buy Now, Pay Later” firms that offer a layaway experience directly from the merchant. Amazon threatened to stop accepting Visa credit cards, though soon reversed course. And naturally, no discussion of payments would be complete without cryptocurrencies, which for a decade have been a solution in search of a problem but have advocates with evangelical fervor.

These are real threats. And while we don’t want to sound blindly sanguine, it’s just very, very hard to displace the existing payment networks that most of the developed world revolves around. It is not just the speed of the processing—think about how fast a transaction finishes once you tap your phone to a register—but the security and mediation they provide. I sleep better knowing that if I lose my credit card or someone steals the number, I don’t have to pay for any fraudulent transactions. Visa and Mastercard have also been great about inviting potential competitors into their fold, offering them the ability to “ride their rails” and create their own economics on top of their platform. When Apple created Apple Pay, it could have started its own payment system from scratch and tried circumventing the payment networks, but it was just a lot easier for

Apple to create an Apple Pay “layer” on top of Visa’s and Mastercard’s (and Amex’s) and instantly plug into all those cardholders and merchants.

All of this is to say, despite these potential threats and weak stock prices, we remain quite bullish. Even with continued headwinds from the lack of international travel, Mastercard and Visa still managed to increase earnings by 30% and 15%, respectively.

S&P Global Investors spent most of the year in regulatory limbo. In late November 2020, they announced the acquisition of IHS Markit, another provider of market data and indexes. The transaction is now expected to close in the first quarter of 2022, at which point the hard work of generating synergies will begin. Both legacy companies are themselves the product of multiple mergers, and they reflect Wall Street’s desire for order in a world with an ever-increasing number of securities. The stock returned a blistering 45% last year, while earnings per share increased 17%.

Financials
A little less than two years ago, the banks were preparing for a mass wave of defaults that never came, in large part due to unprecedented—and very much warranted—government stimulus. As the banks unwound these charges, earnings jumped. Bank of America’s earnings roughly doubled; JPMorgan’s were up by 73%. Interest rates crept up as inflation took off, and rates will almost certainly increase further this year. When we first invested in the banks a decade ago, their stock prices were deeply distressed (mid-single-digit price-to-earnings ratios) and were recovering from the 2008 financial crisis. They recovered—and then some—and we’ve done quite well on JPMorgan and Bank of America. With a strong economy and higher rates, we think there’s room for more. Bank of America returned 47% and JPMorgan 28%.

American Express bounced back nicely from its pandemic lows, with its stock returning 37%, despite being held back a bit by the lack of corporate travel. Consumers kept consuming, and after dropping by over half in 2020, earnings per share bounced back by 2.5x, which is 20% above pre-pandemic levels.

Progressive had a disappointing year by its lofty standards. It continued to take share in the auto insurance sector, increasing its number of policies in force by 7% and its net premiums written by twice this amount. However, the pandemic took its toll. Readers with long memories may recall that at the beginning of the pandemic, Progressive received a windfall when lockdowns reduced driving. Progressive gave some of this back to policyholders in the form of special rebates, and then kept rates low from 2020 to 2021. In 2021, drivers got back on the roads, yet they did not give up some of the bad habits they developed before the pandemic (driving while texting) or during the pandemic (excessive speed). At the height of the lockdowns, drivers sped aggressively on suddenly traffic-free roads, which led to worse car crashes. But it’s somewhat of an industry mystery why accident rates remain high even as traffic has returned to pre-pandemic levels. Covid restrictions and labor cost inflation have also increased the cost of car repairs. And, in a display of global economic interconnection, a shortage of automotive semiconductors limited new car production, which in turn caused a violent upward spike in prices for used cars. Since insurance claims are driven by accident frequency, accident severity, and the cost of repairing/replacing cars, the developments were unwelcome. Progressive hit a 95% combined ratio1, up from 87% in 2020 and around 90% in the pre-pandemic era.

Crucially, these headwinds should abate in relatively short order. State Farm, the largest auto insurer in the US, saw even worse losses than Progressive, which is a leaner and more efficient organization. We expect Progressive to significantly raise rates, and we expect the industry to do so as well. It may take a bit longer for the used car market to stabilize, but the global auto industry tends toward overproduction, not underproduction. Its stock returned 11%.

1 The “combined ratio” is a bit of insurance jargon that “combines” three expense categories: direct losses, loss adjustment expenses, and corporate expenses. A combined ratio of 95% means that for each $100 of premiums, Progressive had pre-tax income of $5 from its insurance operation. Note that because incomes are small, changes have a large impact. A 90% combined ratio would yield twice the profitability.

Consumer
AutoZone’s operational performance has been relatively steady for several years: store level growth of about 3% above inflation, 53% gross margins, and an aggressive stock buyback plan. There are about 275 million registered motor vehicles in the US, and the average age of this fleet creeps up by a couple of months each year as vehicles are more durable and remain in service longer.

The share price, on the other hand, has been anything but steady. A few years ago there was a major swoon when investors were concerned Amazon might disrupt the existing cozy triopoly (AutoZone, Advance Auto Parts, and O’Reilly), which didn’t come to pass. Recently there have been concerns about the advent of electric vehicles, which have vastly fewer moving parts than internal combustion engine–based vehicles. It’s legitimate, but premature. Yes, if all the vehicles in America were electric, there would be much less need for aftermarket engine parts (and also no tailpipe emissions and much less road noise—it would be great). That said, even if the auto manufacturers hit their goals of making half of new vehicles electric by 2030, that would represent about 8 to 9 million vehicles. It will take quite a long time to phase out the existing 275 million gas-powered cars plus the 100 million or so that will be sold over the next decade. AutoZone shares snapped upwards by about 77% last year and earnings per share by 32%.

Even having owned Ross Stores since the fund’s inception over 10 years ago, we continue to be amazed by how much people love their off-price shopping. Shoppers kept coming to Ross and T.J. Maxx looking for bargains. We estimate Ross and TJX both increased earnings per share in the ballpark of 10%, well above 2019 numbers. Yet their stock prices underperformed, and it’s hard to know exactly why. Ross returned -6% and TJX 12.8% . It’s possible investors are skeptical about in-person retailers in the Covid era or are concerned about their ability to manage the supply chain crunch. Regardless, the businesses continue to hum along, with their stocks trading at even more attractive levels.

Our little frozen-pasta-sauce manufacturer Armanino Foods had a nice rebound. Much of Armanino’s business is sales to foods-service venues like cafeterias, and 2020 wasn’t exactly a rip-roaring time for communal meal venues. Revenue dropped 25% from 2019 to 2020, and earnings fell 69%. But like much of our economy, they managed to figure it out eventually. Revenue is now above 2019 levels, though increased costs have pinched the bottom line. Its stock returned 33%.

Industrials
Union Pacific continues to reap benefits of precision railroading, which has sped up deliveries and uses less equipment. Earnings per share increased 21%, and its shares returned 22%. Canadian Pacific, which adopted precision railroading well before Union Pacific, also found ways to deliver improved revenue and earnings with modest volume increases. Earnings increased an estimated 7%, though its stock only returned 4%. We likely weren’t the only investors who didn’t love the price they paid for Kansas City Southern.

When Paul Saville became CFO of NVR at the beginning of 2002, the company had just finished a record-breaking year in which it sold $2.6 billion in houses and generated $395 million in operating income, leading to $25 of earnings for each of its 9.5 million shares. Paul became CEO three years later, and NVR, still under his leadership, sold around $9.1 billion in houses last year, a healthy—if unspectacular—6.5% compounded growth rate over the preceding two decades. Its $1.5 billion in operating income represents a similar compounded growth rate of 6.9% . But there are fewer than 3.5 million shares outstanding now, and earnings per share are close to $330, a 14% compounded growth rate. Buying a significant amount of your shares over time can lead to outstanding returns for shareholders, and it’s not a coincidence most of our portfolio companies buy back their own shares. NVR shares can be maddeningly volatile, often driven by views on interest rate policy or other macroeconomic factors. The shares were up 45% last year; we could easily see that kind of dramatic move again this year, in either direction. We try to stay grounded in a few observations: the US has significantly under-built housing for decades; the regulatory factors that have prevented healthy development are unlikely to be addressed; and, through booms and crises, NVR has generated cash and given it back to shareholders.

Speaking of homebuilders with dramatic share prices, much smaller Dream Finders Homes is down about 18% from where we bought it. That the company’s float—the shares that are regularly traded—is relatively small exacerbates the market’s reactions, good or bad. A combination of strong demand and acquisitions roughly doubled its net income last year. The shares are exceptionally cheap, and we like Dream Finders for many of the same reasons we like NVR.

As a huge, acquisitive conglomerate, it’s tough for Berkshire Hathaway to find companies to acquire that are both material and compelling when markets are this expensive. Instead, it’s been putting the prodigious amounts of cash it generates into buying back its own shares, which (see above) we think increases the value of the remaining shares. Its shares were up 29%, and its book value per share increased around 12%.

Healthcare
UnitedHealth Group continues to deliver excellent growth, which is astonishing for a firm that already enrolls one in every seven Americans in its health plans. The large majority of UnitedHealth’s insurance business these days is more administration-like than insurance-like. Over 80% of its 45 million domestic members are enrolled either through a large employer—which takes on the risk while UnitedHealth collects a per member fee—or through a government program with similar economics. This is where enrollment growth is; UnitedHealth’s Medicare Advantage business grew by 800,000 members last year, about the population of North Dakota. Nationwide, the net enrollment in Medicare increases by about 1.5 million members per year as new cohorts age into the system more rapidly than older cohorts exit. Almost all of this enrollment increase goes to various Medicare Advantage programs like UnitedHealth’s, which we expect will continue.

Insurance and health-plan administration comprise about half of UnitedHealth’s business, but the equally large and faster growing part of the company is its healthcare services, which it groups together under the name Optum. UnitedHealth members buy drugs through the in-house pharmacy benefits manager, OptumRx, and in many cases see OptumHealth doctors or undergo procedures at OptumCare surgical facilities. Taken together, this collection of ancillary services is growing at a double-digit pace. Although the share price increased 45% in 2021, at the end of the year we still owned the company for about 23x earnings.

PerkinElmer performed well in 2021. Sadly, $1.5 billion of its $5 billion in revenue came from Covid-related products, an unexpected windfall from a disease we hoped would have been resolved by now. We still believe that demand for PCR Covid tests and tools will mostly go away, although perhaps on a longer timeframe. Meanwhile, the core platform remains extremely strong. On the diagnostics side, PerkinElmer makes the vast majority of its money from the consumables used by its diagnostic machines. Many of the machines currently pressed into service for Covid tests will remain in labs around the world to test for other diseases. On the life sciences side, we are at the beginning of a new phase of drug development with the evolution of large molecules and the revolutionary potential of mRNA. We expect continued demand for PerkinElmer’s reagents and imaging tools as firms redouble their efforts to bring drugs to market. Before the pandemic, PerkinElmer had revenue of $2.9 billion. In 2023, when the Covid revenue (hopefully) rolls off completely, we expect the company to have revenue of $4.5 billion. The share price increased by 40% over the course of 2021.

Investments Initiated in 2021
Dream Finders Homes

The fund didn’t exit any holdings last year. We sold down a substantial portion of our Canadian Pacific position.

Investing Climate
The main macroeconomic concern is inflation, which the government estimates to be at a 40-year high. Perhaps because the leadership of the US is comprised of people who reached political maturity during the Carter and first Reagan terms, we hear voices from Washington urging massive interest rate hikes. About a third of our portfolio is invested in the traditionally rate-sensitive sectors of insurance, banking, and house building, so this is of some interest to us. Yet it seems that our policymakers may be looking at the wrong point in history. High interest rates reduce inflation by choking off investment and causing unemployment, but they will not open a semiconductor fab that has idled because the employees have Covid or allow the elderly to get on a cruise ship safely.

In 1940, How to Pay for the War by John Maynard Keynes was published. Britain’s problem, he wrote, was this: huge amounts of productive capacity would be repurposed for munitions. People would work harder than ever, thereby earning more money than ever, yet because the usual consumer economy would not exist, there would be few opportunities to spend the money and massive inflation for what remained. More or less, that seems to be where we are now. Household balance sheets have never been stronger, yet huge swaths of the economy are either not operating fully (travel and entertainment) or beset by supply chain problems (autos and housing). When the crisis stops, we will get back to equilibrium. We hope that’s sooner rather than later.

As always, thank you for investing.

Stephen Dodson Portfolio Manager	Raphael de Balmann Portfolio Manager

Bretton Fund by Sectors (as a percentage of Net Assets) (Unaudited) December 31, 2021

* Net Cash represents cash and other assets in excess of liabilities.

Bretton Fund

		Schedule of Investments
		December 31, 2021
Shares	Cost	Fair Value	% of Net Assets
COMMON STOCKS
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430 Armanino Foods of Distinction, Inc.	$241,491	$809,919	1.20%
Finance Services
21,100 American Express Company	1,585,155	3,451,960	5.12%
Fire, Marine & Casualty Insurance
7,500 Berkshire Hathaway Inc. - Class B *	1,116,560	2,242,500
33,400 The Progressive Corporation	2,377,130	3,428,510
	3,493,690	5,671,010	8.41%
Hospital & Medical Service Plans
7,200 UnitedHealth Group Incorporated	2,101,000	3,615,408	5.36%
Laboratory Analytical Instruments
11,000 PerkinElmer, Inc.	1,385,326	2,211,660	3.28%
National Commercial Banks
78,400 Bank of America Corporation	1,323,375	3,488,016
20,800 JPMorgan Chase & Co.	1,346,779	3,293,680
	2,670,154	6,781,696	10.05%
Operative Builders
124,500 Dream Finders Homes, Inc. - Class A *	2,942,713	2,421,525
620 NVR, Inc. *	1,791,874	3,663,499
	4,734,587	6,085,024	9.02%
Railroad, Line-Haul Operating
26,000 Canadian Pacific Railway Limited (Canada)	792,094	1,870,440
15,350 Union Pacific Corporation	1,243,056	3,867,126
	2,035,150	5,737,566	8.51%
Retail - Auto & Home Supply Stores
2,000 AutoZone, Inc. *	1,416,158	4,192,780	6.22%
Retail - Family Clothing Stores
21,700 Ross Stores Inc.	519,491	2,479,876
37,000 The TJX Companies, Inc.	1,387,519	2,809,040
	1,907,010	5,288,916	7.84%
Services - Business Services, NEC
9,380 MasterCard Incorporated - Class A	849,356	3,370,422
15,300 Visa Inc. - Class A	1,733,343	3,315,663
	2,582,699	6,686,085	9.91%
Services - Computer Processing & Data Preparation
2,850 Alphabet Inc. - Class C *	2,082,582	8,246,731	12.22%
Services - Consumer Credit Reporting, Collection Agencies
7,400 S&P Global Inc.	2,009,411	3,492,282	5.18%
Services - Prepackaged Software
12,000 Microsoft Corporation	1,828,314	4,035,840	5.98%
Total for Common Stocks	$30,072,727	$66,306,877	98.30%
Total Investments	$30,072,727	$66,306,877
Other Assets in Excess of Liabilities		$1,148,493	1.70%
Net Assets		$67,455,370	100.00%

* Non-Income Producing Securities.

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities
December 31, 2021

Assets:
Investments at Fair Value	$66,306,877
(Cost $30,072,727)
Cash	1,220,538
Dividend Receivable	3,285
Total Assets	67,530,700
Liabilities:
Payable to Adviser (Note 4)	75,330
Total Liabilities	75,330
Net Assets	$67,455,370

Net Assets Consist of:
Paid In Capital	$31,221,220
Total Distributable Earnings	36,234,150
Net Assets, for 1,209,501 Shares Outstanding	$67,455,370
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($67,455,370/1,209,501 shares)	$55.77

Statement of Operations
For the fiscal year ended December 31, 2021

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $3,116)	$648,913
Total Investment Income	648,913
Expenses:
Management Fees (Note 4)	786,467
Total Expenses	786,467

Net Investment Income (Loss)	(137,554)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	416,587
Net Change in Unrealized Appreciation (Depreciation) on Investments	13,750,999
Net Realized and Unrealized Gain (Loss) on Investments	14,167,586

Net Increase (Decrease) in Net Assets from Operations	$14,030,032

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets
	1/1/2021	1/1/2020
	to	to
	12/31/2021	12/31/2020
From Operations:
Net Investment Income (Loss)	$(137,554)	$(121,783)
Net Realized Gain (Loss) on Investments	416,587	141,118
Net Change in Unrealized Appreciation (Depreciation) on Investments	13,750,999	4,000,549
Increase (Decrease) in Net Assets from Operations	14,030,032	4,019,884

From Distributions to Shareholders:	(416,587)	(141,118)

From Capital Share Transactions:
Proceeds From Sale of Shares	5,145,038	3,117,395
Shares Issued on Reinvestment of Distributions	416,587	141,118
Cost of Shares Redeemed	(804,461)	(104,118)
Net Increase (Decrease) from Shareholder Activity	4,757,164	3,154,395

Net Increase (Decrease) in Net Assets	18,370,609	7,033,161

Net Assets at Beginning of Period	49,084,761	42,051,600
Net Assets at End of Period	$67,455,370	$49,084,761

Share Transactions:
Issued	99,928	81,988
Reinvested	7,665	3,287
Redeemed	(15,518)	(2,732)
Net Increase (Decrease) in Shares	92,075	82,543
Shares Outstanding Beginning of Period	1,117,426	1,034,883
Shares Outstanding End of Period	1,209,501	1,117,426

Financial Highlights
Selected data for a share outstanding
throughout the period :	1/1/2021	1/1/2020	1/1/2019	1/1/2018	1/1/2017
	to	to	to	to	to
	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Net Asset Value -
Beginning of Year	$43.93	$40.63	$30.01	$30.87	$26.12
Net Investment Income (Loss) (a)	(0.12)	(0.11)	(0.08)	(0.14)	(0.14)
Net Gain (Loss) on Investments
(Realized and Unrealized)	12.31	3.54	10.70	(0.46)	4.89
Total from Investment Operations	12.19	3.43	10.62	(0.60)	4.75

Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Realized Capital Gains)	(0.35)	(0.13)	-	(0.26)	-
Total Distributions	(0.35)	(0.13)	-	(0.26)	-

Net Asset Value -
End of Period	$55.77	$43.93	$40.63	$30.01	$30.87
Total Return (b)	27.76%	8.44%	35.39%	(1.94)%	18.19%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$67,455	$49,085	$42,052	$28,017	$30,716
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.24%	-0.29%	-0.23%	-0.45%	-0.53%
Portfolio Turnover Rate	1.38%	14.51%	0.00%	11.40%	10.81%

(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Bretton Fund
December 31, 2021

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of December 31, 2021, there were thirteen series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2021, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Notes to Financial Statements - continued

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

CASH:
The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits; as of December 31, 2021, the Fund’s cash exceeded those limits.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described below, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements - continued

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2021:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$66,306,877	$0	$0	$66,306,877
Total Investments	$66,306,877	$0	$0	$66,306,877

The Fund did not hold any Level 3 assets during the fiscal year ended December 31, 2021.

The Fund did not invest in derivative instruments during the fiscal year ended December 31, 2021.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, effective January 1, 2020, the Adviser receives a management fee equal to 1.35% of the average daily net assets of the Fund. Prior to January 1, 2020, the Adviser received a management fee equal to 1.50% of the average daily net assets of the Fund.

For the fiscal year ended December 31, 2021, the Adviser earned management fees totaling $786,467, of which $75,330 was due to the Adviser at December 31, 2021.

Notes to Financial Statements - continued

5.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Trust each received $1,500, for a total of $4,500, in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the fiscal year ended December 31, 2021. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2021, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,896,436 and $786,772, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2021, YDB LLC, beneficially held, in aggregate, approximately 27.93% of the Fund and Thao Dodson, held, in aggregate, approximately 39.40% of the Fund and therefore, each may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at December 31, 2021, was $30,072,727. At December 31, 2021, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$36,833,438	($599,288)	$36,234,150

The tax character of distributions was as follows:

	2021	2020
Ordinary Income .	$ -0-	$ -0-
Long-Term Capital Gain	416,587	141,118
	$ 416,587	$ 141,118

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation)	$36,234,150
Total distributable earnings	$36,234,150

As of December 31, 2021, there are no differences between book basis and tax basis unrealized appreciation.

As of December 31, 2021, total distributable earnings was increased by $137,554 and paid in capital was decreased by $137,554. The adjustment was primarily related to the reclassification of net operating loss.

9.) SECTOR CONCENTRATION RISK
If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely

Notes to Financial Statements - continued

affected. As of December 31, 2021, the Fund had 28.76% and 28.11% of the value of its net assets invested in stocks within the Financials and Information Technology sectors, respectively.

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Bretton Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bretton Fund (the “Fund”), a series of PFS Funds, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 15, 2022

Additional Information December 31, 2021 (Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

2.) PROXY VOTING GUIDELINES
Bretton Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.brettonfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

3.) LIQUIDITY RISK MANAGEMENT PROGRAM
During the fiscal year ended December 31, 2021, the Board reviewed the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the Investment Company Act. The program is overseen by the Adviser, who has delegated certain responsibilities for managing the program to a liquidity program administrator (the “LPA”). The LPA reported that it had assessed, managed and reviewed the program for the Fund taking into consideration several factors including the liquidity of the Fund’s portfolio investments and the market, trading or investment specific considerations that may reasonably affect a security’s classification as a liquid investment. The LPA certified that the program was adequate, effectively implemented and needed no changes at that time.

4.) DISCLOSURE OF EXPENSES
As a shareholder of the Fund, you incur ongoing expenses consisting solely of management fees. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on July 1, 2021, and held through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or

Additional Information (Unaudited) - continued

expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2021 to
	July 1, 2021	December 31, 2021	December 31, 2021

Actual	$1,000.00	$1,091.73	$7.12

Hypothetical	$1,000.00	$1,018.40	$6.87
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended December 31, 2021).

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 800.231.2901. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	13	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown,	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	estate planning and business attor-		Investor Funds
ney (1970 to current).

George Cossolias*, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	13	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds,
			Cossolias & Company, CPAs (1972		Neiman Funds
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020. * Trustee Cossolias passed away after the date of this Annual Report.

Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

In this regard, the registrant’s Board of Trustees had determined that George Cossolias was an audit committee finical expert and was independent for purposes of this Item 3. Prior to the filing of this Report Mr. Cossolias passed away. No member of the audit committee has currently identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the Board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The Board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$13,750	$13,750
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$3,750	$3,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/2/2022

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 3/2/2022